================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   SEPTEMBER 30, 1999



                          AK STEEL HOLDING CORPORATION
             (Exact name of Registrant as specified in its charter)




          DELAWARE                   001-13696                    31-1401455
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)



            703 CURTIS STREET
            MIDDLETOWN, OHIO                                        45043-0001
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code  (513) 425-5000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================



NY2:\830091\04\HS$304!.DOC\38055.0020

ITEM 1-4.            NOT APPLICABLE.

ITEM 5.              OTHER EVENTS.

                     As previously reported, AK Steel Holding Corporation completed its acquisition of Armco Inc. ("Armco") on September 30, 1999. The acquisition was effected by the merger of Armco with and into AK Steel Corporation ("AK Steel"), pursuant to an Agreement and Plan of Merger, dated as of May 20, 1999.

                     Prior to the merger, each of the indentures governing the senior unsecured notes of AK Steel and Armco, and the note purchase agreements relating to AK Steel's senior secured notes, were amended. These amendments became effective upon the consummation of the merger and were intended to facilitate the orderly conduct of business, including the regular payment of dividends, by AK Steel following the consummation of the merger. In connection with the merger, AK Steel assumed all of Armco's obligations under the indentures governing Armco's senior unsecured notes.

                     As a result of the merger, Douglas Dynamics, L.L.C., a former subsidiary of Armco ("Douglas Dynamics"), became a restricted subsidiary of AK Steel and, pursuant to the terms of each of the indentures and note purchase agreements, guaranteed the secured and unsecured senior notes, including the notes originally issued by Armco. In addition, AK Steel Holding Corporation, which had previously guaranteed AK Steel's senior secured and unsecured notes, guaranteed the senior unsecured notes originally issued by Armco that were assumed by AK Steel.


ITEM 6.              NOT APPLICABLE.

ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                     EXHIBITS.

           (c)       Exhibits.

   4.1 Indenture, dated as of October 1, 1992, relating to the 9% Senior Notes Due 2007 of AK Steel, as successor to Armco (the "9% Notes"). (Incorporated herein by reference to Exhibit 4 to Armco's Registration Statement on Form S-3 (Registration No. 33-51806), as filed with the Commission on September 9, 1992.)

   4.2 Supplemental Indenture No. 2, dated as of September 1, 1997, relating to the 9% Notes. (Incorporated herein by reference to Exhibit 4.4 to Armco's Registration Statement on Form S-4 (Registration No. 333-36691), as filed with the Commission on September 30, 1997.)

*  4.3            Supplemental Indenture No. 3, dated as of July 30, 1999,
                  relating to the 9% Notes.

*  4.4            Supplemental Indenture No. 4, dated as of September 30, 1999, relating to the 9% Notes.

*  4.5            Supplemental Indenture No. 5, dated as of October 1, 1999, relating to the 9% Notes.

   4.6 Indenture, dated as of November 1, 1993, relating to the 8-7/8% Senior Notes Due 2008 of AK Steel, as successor to Armco (the "8-7/8% Notes). (Incorporated herein by reference to Exhibit 4 to Armco's Registration Statement on Form S-3 (Registration No. 33-50205), as filed with the Commission on September 9, 1993.)

   4.7 Supplemental Indenture No. 2, dated as of December 15, 1998, relating to the 8-7/8% Notes. (Incorporated herein by reference to Exhibit 4.3 to Armco's Registration Statement on Form S-4 (Registration No. 333-71203), as filed with the Commission on January 26, 1999.)

*  4.8            Supplemental Indenture No. 3, dated as of July 30, 1999,
                  relating to the 8-7/8% Notes.

*  4.9            Supplemental Indenture No. 4, dated as of September 30, 1999, relating to the 8-7/8% Notes.

*  4.10           Supplemental Indenture No. 5, dated as of October 1, 1999, relating to the 8-7/8% Notes.

*  4.11           First Supplemental Indenture, dated as of August 6, 1999,
                  relating to the 9-1/8% Senior Notes Due 2006.

*  4.12           Second Supplemental Indenture, dated as of October 1, 1999, relating to AK Steel's 9-1/8% Senior Notes Due 2006.

*  4.13           First Supplemental Indenture, dated as of August 6, 1999,
                  relating to AK Steel's 7-7/8% Senior Notes Due 2009.

*  4.14           Second Supplemental Indenture, dated as of October 1, 1999, relating to AK Steel's 7-7/8% Senior Notes Due 2009.

*  4.15           Supplemental Agreement, dated as of July 28, 1999, amending the Note Purchase Agreements, dated as of December 17, 1996, relating to AK Steel's Senior Secured Notes, Series A-E, due
                  2004.

*  4.16           Guarantee Agreement, dated as of September 30, 1999, by
                  Douglas Dynamics, L.L.C. pursuant to the Note Purchase
                  Agreements, dated as of December 17, 1996, as amended, relating to AK Steel's Senior Secured Notes, Series A-E, due
                  2004.


-------------------------
* Filed herewith.

                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                     AK STEEL HOLDING CORPORATION

Dated:  October 21, 1999             By: /s/ John G. Hritz
                                         --------------------------------------
                                         Name: John G. Hritz
                                         Title: Executive Vice President

                                  EXHIBIT INDEX

  EXHIBIT
  -------

   4.1 Indenture, dated as of October 1, 1992, relating to the 9% Senior Notes Due 2007 of AK Steel, as successor to Armco (the "9% Notes"). (Incorporated herein by reference to Exhibit 4 to Armco's Registration Statement on Form S-3 (Registration No. 33-51806), as filed with the Commission on September 9, 1992.)

   4.2 Supplemental Indenture No. 2, dated as of September 1, 1997, relating to the 9% Notes. (Incorporated herein by reference to Exhibit 4.4 to Armco's Registration Statement on Form S-4 (Registration No. 333-36691), as filed with the Commission on September 30, 1997.)

*  4.3            Supplemental Indenture No. 3, dated as of July 30, 1999,
                  relating to the 9% Notes.

*  4.4            Supplemental Indenture No. 4, dated as of September 30, 1999, relating to the 9% Notes.

*  4.5            Supplemental Indenture No. 5, dated as of October 1, 1999, relating to the 9% Notes.

   4.6 Indenture, dated as of November 1, 1993, relating to the 8-7/8% Senior Notes Due 2008 of AK Steel, as successor to Armco (the "8-7/8% Notes). (Incorporated herein by reference to Exhibit 4 to Armco's Registration Statement on Form S-3 (Registration No. 33-50205), as filed with the Commission on September 9, 1993.)

   4.7 Supplemental Indenture No. 2, dated as of December 15, 1998, relating to the 8-7/8% Notes. (Incorporated herein by reference to Exhibit 4.3 to Armco's Registration Statement on Form S-4 (Registration No. 333-71203), as filed with the Commission on January 26, 1999.)

*  4.8            Supplemental Indenture No. 3, dated as of July 30, 1999,
                  relating to the 8-7/8% Notes.

*  4.9            Supplemental Indenture No. 4, dated as of September 30, 1999, relating to the 8-7/8% Notes.

*  4.10           Supplemental Indenture No. 5, dated as of October 1, 1999, relating to the 8-7/8% Notes.

*  4.11           First Supplemental Indenture, dated as of August 6, 1999,
                  relating to the 9-1/8% Senior Notes Due 2006.

*  4.12           Second Supplemental Indenture, dated as of October 1, 1999, relating to AK Steel's 9-1/8% Senior Notes Due 2006.

*  4.13           First Supplemental Indenture, dated as of August 6, 1999,
                  relating to AK Steel's 7-7/8% Senior Notes Due 2009.

*  4.14           Second Supplemental Indenture, dated as of October 1, 1999, relating to AK Steel's 7-7/8% Senior Notes Due 2009.

*  4.15           Supplemental Agreement, dated as of July 28, 1999, amending the Note Purchase Agreements, dated as of December 17, 1996, relating to AK Steel's Senior Secured Notes, Series A-E, due
                  2004.

*  4.16           Guarantee Agreement, dated as of September 30, 1999, by
                  Douglas Dynamics, L.L.C. pursuant to the Note Purchase
                  Agreements, dated as of December 17, 1996, as amended, relating to AK Steel's Senior Secured Notes, Series A-E, due
                  2004.


-------------------------
* Filed herewith.